SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)  JULY 6, 1998

                              GEOWASTE INCORPORATED

             (Exact name of Registrant as specified in its charter)


 DELAWARE                            0-9278             36-2751684
 (State or other jurisdiction of     (Commission       (IRS Employer
 incorporation)                      File Number)        ID Number)


100 WEST BAY STREET, SUITE 700, JACKSONVILLE, FLORIDA    32202
 (Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number, including area code:   (904) 353-5033


                                       N/A
          (Former name or former address, if changed since last report)

 Item 5.  OTHER EVENTS.

          On July 6, 1998, GeoWaste Incorporated, a Delaware corporation (the "Company"), and Superior Services, Inc., a Wisconsin corporation ("Superior"), issued a joint press release announcing that the Company and Superior have entered into an Agreement and Plan of Merger dated as of July 2, 1998.

          A copy of the joint press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety.


Item 7.   Financial Statements, PRO FORMA Financial Information and Exhibits.

(c)      Exhibits.

         99.1 Press release issued jointly by Superior Services, Inc. and GeoWaste Incorporated on July 6, 1998.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        GEOWASTE INCORPORATED


                                        By: /s/ Amy C. MacF. Burbott
                                           ---------------------------
                                           Name:  Amy C. MacF. Burbott
                                           Title: President and Chief
                                                  Executive Officer


Dated: July 8, 1998

                                  EXHIBIT INDEX


EXHIBIT         DESCRIPTION

99.1 Press release issued jointly by Superior Services, Inc. and GeoWaste Incorporated on July 6, 1998.